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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    ________


         Date of Report (Date of Earliest Event Reported): July 21, 2004


                                    AKI, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


          333-60989                               13-3785856
   ------------------------             ----------------------------------
   (Commission File Number)            (I.R.S. Employer Identification No.)


                     CHATTANOOGA, TN                            37404
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        (Address of Principal Executive Offices)              (Zip Code)

                                 (423) 624-3301
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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
ITEM 5.    OTHER EVENTS.

           On July 21, 2004, AHC I Acquisition Corp., the indirect parent ("Parent") of AKI, Inc. issued a press release announcing a material transaction. The press release is filed herewith as Exhibit 99.1.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

       (a)   Not applicable
       (b)   Not applicable
       (c)   Exhibits
             99.1  Press Release dated July 21, 2004.







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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 22, 2004




                                          AKI, INC.


                                           By:   /s/ Kenneth A. Budde
                                               ---------------------------------
                                               Name:   Kenneth A. Budde
                                               Title:  Senior Vice President &
                                                       Chief Financial Officer
                                                       (Principal Financial and
                                                       Accounting Officer)



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
                                 EXHIBIT INDEX

             Exhibit No.                  Exhibit
             -----------                  -------

              99.1               Press Release dated July 21, 2004.








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